Keefe, Bruyette & Woods Community Bank Investors Conference July 29 - 30, 2014 John J. Patrick, Jr. Chairman, President and CEO Gregory A. White EVP, Chief Financial Officer Michael T. Schweighoffer EVP, Chief Lending Officer Kenneth F. Burns EVP, Director of Retail Banking A Great Past…Dynamic Present… And a Bright Future

Disclaimer & Forward-Looking Statements Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions. The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made. The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed. Forward Looking Statements *

Farmington Bank, founded in 1851, is a wholly owned subsidiary of First Connecticut Bancorp, Inc. Community bank with a strong capital position, positive trends in earnings, loan and deposit growth, and solid asset quality Focused on building long term shareholder value Experienced management team focused on organic growth strategy Clear strategic priorities Leveraged balance sheet with loans rather than investments Strong, scalable franchise in central Connecticut Broad risk management program focused on “best practices” Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual Executive Summary *

Franchise Overview * 22 full service branch offices De novo strategy completed in January 2014 Strategically covering affluent Hartford, CT suburbs First Connecticut Bancorp, Inc. - NASDAQ (FBNK) Farmington Bank - wholly owned subsidiary Headquarters: Farmington, Connecticut Assets: $2.3 billion Loans: $1.9 billion Deposits: $1.6 billion Capital: $231 million (as of 6/30/14) Corporate Profile

Market Position * Source: SNL Financial *includes limited service branches Note: Deposit data as of 7/7/2014; Pro forma for pending and recently completed transactions Too big to be small… Too small to be big…

Leadership Team * Name Title Years in Industry Prior Experience John J. Patrick, Jr. Chairman, President and Chief Executive Officer 34 TD Banknorth CT, President and CEO Gregory A. White Executive Vice President, Chief Financial Officer and Treasurer 27 Rockville Bank, Chief Financial Officer and Treasurer Michael T. Schweighoffer Executive Vice President, Chief Lending Officer 26 TD Banknorth, CT State President Kenneth F. Burns Executive Vice President, Director of Retail Banking 25 Eagle Bank - EVP, Retail Banking & Marketing Catherine M. Burns Executive Vice President, Chief Risk Officer 33 TD Banknorth, Head of Community Banking Commercial Lending; Credit Manager

Strategic Accomplishments * Invested in People, Technology and Franchise Capital Executed Organic Growth Strategy Geographic Diversification of the Deposit Base Enterprise risk management "best practices“ Strategic initiatives to build "best in class": Commercial credit and underwriting Cash management Small business banking Retail banking Compliance Residential lending Government banking Marketing e-business Operational risk Strong organic loan growth - 49% growth since 2011 Significant deposit growth - 39% growth since 2011 Established a scalable residential lending platform with goal to become a market leader Completed core system conversion in May 2013 Raised $172 million of capital in June 2011 TBV increased from $14.08 to $14.39 year-to-date as of 6/30/14 Repurchased 2,540,495 shares of FBNK stock (since IPO 6/29/11) at an average share price of $14.24 as of 6/30/14 Paid a dividend for 11 consecutive quarters; increasing dividend in Q2 2014 Opened 10 de novo branches since June 2010; average deposit per de novo of $42.5 million, including over 9,000 checking accounts Focus on transaction accounts and new households Over 2,500 net new transaction accounts as of 6/30/14 or 13% annualized Liability side of the balance sheet is well positioned

Our Core Business *

Financial Performance * Selected Annual Financial Data (000’s, except per share data)

Financial Performance * Selected Quarterly Financial Data (000’s, except per share data)

Financial Performance * Accomplishments Performance Data Capital Management *based on the stock price of $15.44 on 7/15/14 Diversified the balance sheet and strong interest rate risk position Increased earning assets Invested in people, technology and franchise (franchise is scalable to $3 billion) Instituted measurable strategic planning process Successfully completed core conversion Tangible Book Value: $14.39 (as of 6/30/14) Price / Tangible Book Value*: 107% Stock Performance*: 54% appreciation since IPO (6/29/11) Paid quarterly dividend each quarter since December 2011 Increased dividend Q2 2014 Completed 10% stock repurchase, and repurchased 45% of a second 10% stock repurchase plan which was announced on 6/29/13

Diversified Loan Portfolio * $1.95 Billion in Total Loans as of 6/30/2014

Total Loan Growth * Total Loans (period ended 6/30/2014)

Asset Quality Metrics * Non-Performing Loans / Total Loans Loan Loss Reserves / Total Loans

Commercial Banking * Strong Credit Culture Relationship Banking Major Market Segments Loan Growth Platform centered on building relationships and adding value Broad and sophisticated lending products and capability 3 teams of experienced lenders cover Connecticut Comprehensive cash management services C&I: Manufacturers, distributors, healthcare providers, professional service companies, not-for-profits, higher education CRE: Office, Apartments, Retail, Warehouse Commercial originations year-to-date totaled $117 million Year-to-date growth in commercial outstandings of $69 million Year-over-year growth in commercial outstandings of $209 million Conservative underwriting Asset quality metrics continue to improve Focused and proactive portfolio management

Small Business Lending * General Small Business Lending SBA Lending Efficiencies and Responsiveness Qualified Business development calling effort supported by Branch managers and Business Development Officers Small Business Loan outstandings increased 5.8% year-to-date; balances at $60 million on 6/30/14 Currently #2 SBA lender in Connecticut Preferred SBA status, allowing local decisions On staff SBA specialists provide value added understanding Expedited approval process; 6.6 days average decision time Application to close in 30 days on average Dedicated underwriters using credit scoring with override

Residential Mortgage and Consumer Lending * Mortgage Banking Platform Sales Channels Loan Growth Continue to build Residential platform to achieve economies of scale Total loan servicing exceeded $1 billion (including servicing for others) Continue to utilize two-pronged approach with loan sales and portfolio fulfillment Introduced new products to the market (CHFA,VA, Home 4U) Implemented new CFPB rules & regulations effective 1/10/2014 Expanded Correspondent sales channel with additional Account Executives throughout New England, New York and New Jersey Continue to refine the Inside sales strategy to include portfolio retention Continue to recruit top talent in residential sales Continue to promote the HELOC product through our branch network 19% growth in residential mortgages year-over-year 8% growth in residential mortgages year-to-date #3 market share in Hartford County

Diversified Deposit Base * $1.7* Billion as of 6/30/2014 * Includes repurchased liabilities & excludes escrow deposits

Total Deposit Growth * Total Deposits* (period ended 6/30/2014) Growth Rate 2.8% 11.4% 13.0% 15.8% annualized *Includes repurchased liabilities & excludes escrow deposits

Retail Banking * Wealth Management Branch Network Electronic Delivery Deposit Growth 22 full service branch offices; opened 10 offices in the last 4 years State of the art branch design delivers superior customer experience De novo branches achieved profitability within 12 months; achieved double digit internal rate of return within 36 months Online banking: Over 20,000 consumers and 4,700 businesses currently utilizing Mobile banking: mobile app users growing at 6% a month; currently over 6,000 active consumers Mobile deposit capture activity growing at 5% per month, currently over 800 users Overall deposit growth year-to-date of $122* million; 8% year-to-date growth Focus on core/transactional deposits; averaging approximately 5,000 net new accounts per year Wealth management - strategic partnership with Essex Financial, $4 billion under management, respected Connecticut company Currently providing 5 full-time investment executives covering Bank *Includes repurchased liabilities

Business Deposits & Government Banking * Government Banking Commercial Cash Management Small Business Portfolio of 63 public entities as customers on 6/30/14 Overall Government deposit growth of $78 million or 39% growth during first half of 2014 On-line tax and fee payment system to generate fee income Overall Government cost of funds of 0.32% as of June 2014 Seasoned Cash Management team providing solution based commercial deposit services Cash Management deposit growth of $9* million year-to-date; a 7% year-to-date increase Comprehensive cash management suite of necessary to compete in the market services 501 net new checking accounts through 6/30/14; 17% annualized growth; balances of $160 million at 6/30/14 Currently 6,083 free business checking accounts, average balance per account of $19,000 *Includes repurchased liabilities

Strategic Direction * Take in deposits Make good loans Grow revenue Maintain solid asset quality Focus on expense control Emphasis on process improvement and efficiencies Manage capital Focus on Fundamentals

Conclusion * Why Invest in Us? Attractive growing franchise in central Connecticut Strong management team Scalable platform built for long term growth Successfully executing Strategic Plan; proven organic growth Strong capital position Solid asset quality Robust enterprise risk management program Eleven consecutive dividends paid out to shareholders Track record of building Tangible Book Value

Supplemental Information Appendix *

Statement of Income 2011 – 2014 (000’s) Select Financial Data *

Select Financial Data * Statement of Income Rolling Five Quarters (000’s)

Select Financial Data * Quarterly Net Interest Income and Core Revenue* Annual / YTD Net Interest Income and Core Revenue* *Excludes prepayment penalty fees, net gain on sales of investments and Bank-owned life insurance proceeds.

Select Financial Data * Annual Average Earning Assets and NIM Quarterly Average Earning Assets and NIM

Asset Quality Metrics * Loan Loss Reserves / Non-Accrual Loans Net Charge-Offs / Average Net Loans

Commercial Loan Growth *

Residential Loan Growth *

Consumer Loan Growth *

Consumer Checking Growth (000’s) *

Business Checking Growth (000’s) *

De Novo Branch Growth * # Branch Growth Total Deposit Growth ($ in millions) Total Checking Balances ($ in millions) # Checking Accounts (Cons. & Bus.)

Corporate Contacts * John J. Patrick, Jr. Chairman, President and Chief Executive Officer Gregory A. White Executive Vice President, Chief Financial Officer Investor Information: Jennifer H. Daukas Vice President, Investor Relations Officer 860-284-6359 or jdaukas@farmingtonbankct.com